Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended
	3/31/2014	3/31/2013	% Chg
Operating Revenues	$32,476	$31,356	3.6%

Operating Expenses
Cost of services and sales (exclusive of depreciation and amortization shown separately below)	13,321	12,554	6.1%
Selling, general and administrative	8,260	8,333	-0.9%
Depreciation and amortization	4,617	4,529	1.9%
Total Operating Expenses	26,198	25,416	3.1%
Operating Income	6,278	5,940	5.7%
Interest Expense	860	827	4.0%
Equity in Net Income of Affiliates	88	185	-52.4%
Other Income (Expense) - Net	145	32	-
Income Before Income Taxes	5,651	5,330	6.0%
Income Tax Expense	1,917	1,557	23.1%
Net Income	3,734	3,773	-1.0%
Less: Net Income Attributable to Noncontrolling Interest	(82)	(73)	-12.3%
Net Income Attributable to AT&T	$3,652	$3,700	-1.3%

Basic Earnings Per Share Attributable to AT&T	$0.70	$0.67	4.5%
Weighted Average Common Shares Outstanding (000,000)	5,222	5,513	-5.3%

Diluted Earnings Per Share Attributable to AT&T	$0.70	$0.67	4.5%
Weighted Average Common Shares Outstanding with Dilution (000,000)	5,238	5,530	-5.3%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended

Wireless	3/31/2014	3/31/2013	% Chg
Segment Operating Revenues
Service	$15,387	$15,062	2.2%
Equipment	2,479	1,629	52.2%
Total Segment Operating Revenues	17,866	16,691	7.0%

Segment Operating Expenses
Operations and support	10,882	10,180	6.9%
Depreciation and amortization	1,931	1,835	5.2%
Total Segment Operating Expenses	12,813	12,015	6.6%
Segment Operating Income	5,053	4,676	8.1%
Equity in Net Income (Loss) of Affiliates	(20)	(18)	-11.1%
Segment Income	$5,033	$4,658	8.1%

Segment Operating Income Margin	28.3%	28.0%

Wireline
Segment Operating Revenues
Service	$14,389	$14,381	0.1%
Equipment	212	274	-22.6%
Total Segment Operating Revenues	14,601	14,655	-0.4%

Segment Operating Expenses
Operations and support	10,457	10,335	1.2%
Depreciation and amortization	2,684	2,688	-0.1%
Total Segment Operating Expenses	13,141	13,023	0.9%
Segment Operating Income	1,460	1,632	-10.5%
Equity in Net Income of Affiliates	1	1	-
Segment Income	$1,461	$1,633	-10.5%

Segment Operating Income Margin	10.0%	11.1%

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions
	3/31/2014	12/31/2013
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$3,611	$3,339
Accounts receivable - net of allowances for doubtful accounts of $483 and $483	13,120	12,918
Prepaid expenses	1,000	960
Deferred income taxes	1,171	1,199
Other current assets	5,187	4,780
Total current assets	24,089	23,196
Property, Plant and Equipment - Net	112,809	110,968
Goodwill	69,720	69,273
Licenses	59,584	56,433
Other Intangible Assets - Net	6,515	5,779
Investments in Equity Affiliates	3,613	3,860
Other Assets	9,010	8,278
Total Assets	$285,340	$277,787

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$8,301	$5,498
Accounts payable and accrued liabilities	22,234	21,107
Advanced billing and customer deposits	4,121	4,212
Accrued taxes	2,784	1,774
Dividends payable	2,390	2,404
Total current liabilities	39,830	34,995
Long-Term Debt	71,575	69,290
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	36,448	36,308
Postemployment benefit obligation	30,029	29,946
Other noncurrent liabilities	16,089	15,766
Total deferred credits and other noncurrent liabilities	82,566	82,020
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	91,027	91,091
Retained earnings	32,402	31,141
Treasury stock	(46,684)	(45,619)
Accumulated other comprehensive income	7,666	7,880
Noncontrolling interest	463	494
Total stockholders' equity	91,369	91,482
Total Liabilities and Stockholders' Equity	$285,340	$277,787

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Three months ended March 31,
	2014	2013

Operating Activities
Net income	$3,734	$3,773
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	4,617	4,529
Undistributed earnings from investments in equity affiliates	17	(185)
Provision for uncollectible accounts	241	262
Deferred income tax expense	578	433
Net (gain) loss from sale of investments, net of impairments	(122)	(11)
Changes in operating assets and liabilities:
Accounts receivable	(498)	295
Other current assets	(340)	864
Accounts payable and accrued liabilities	1,025	(1,675)
Retirement benefit funding	(140)	-
Other - net	(313)	(86)
Total adjustments	5,065	4,426
Net Cash Provided by Operating Activities	8,799	8,199

Investing Activities
Construction and capital expenditures:
Capital expenditures	(5,716)	(4,252)
Interest during construction	(55)	(66)
Acquisitions, net of cash acquired	(662)	(1,045)
Dispositions	351	5
Other	-	1
Net Cash Used in Investing Activities	(6,082)	(5,357)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	(17)	274
Issuance of other short-term borrowings	-	1,474
Issuance of long-term debt	2,987	4,875
Repayment of long-term debt	(1,867)	(1,791)
Purchase of treasury stock	(1,237)	(5,911)
Issuance of treasury stock	13	56
Dividends paid	(2,398)	(2,502)
Other	74	(310)
Net Cash Used in Financing Activities	(2,445)	(3,835)
Net increase (decrease) in cash and cash equivalents	272	(993)
Cash and cash equivalents beginning of year	3,339	4,868
Cash and Cash Equivalents End of Period	$3,611	$3,875

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts, subscribers and connections in (000s)
Unaudited	Three Months Ended
	3/31/2014	3/31/2013	% Chg

Wireless
Subscribers and Connections
Total	116,014	107,251	8.2%
Postpaid	73,291	70,749	3.6%
Prepaid	11,812	7,104	66.3%
Reseller	13,886	14,702	-5.6%
Connected Devices	17,025	14,696	15.8%

Wireless Net Adds
Total	1,062	291	-
Postpaid	625	296	-
Prepaid	(50)	(184)	72.8%
Reseller	(206)	(252)	18.3%
Connected Devices	693	431	60.8%
M&A Activity, Partitioned Customers and Other Adjs.	4,576	3	-

Wireless Churn
Postpaid Churn	1.07%	1.04%	3 BP
Total Churn	1.39%	1.38%	1 BP

Other
Licensed POPs (000,000)	321	317	1.3%

Wireline
Voice
Total Wireline Voice Connections	27,716	31,163	-11.1%
Net Change	(773)	(1,021)	24.3%

Broadband
Total Wireline Broadband Connections	16,503	16,514	-0.1%
Net Change	78	124	-37.1%

Video
Total U-verse Video Connections	5,661	4,768	18.7%
Net Change	201	232	-13.4%

Consumer Revenue Connections
Broadband1	14,807	14,686	0.8%
U-verse Video Connections	5,642	4,755	18.7%
Voice2	15,775	17,960	-12.2%
Total Consumer Revenue Connections1	36,224	37,401	-3.1%
Net Change	(166)	(266)	37.6%

AT&T Inc.
Construction and capital expenditures
Capital expenditures	$5,716	$4,252	34.4%
Interest during construction	$55	$66	-16.7%
Dividends Declared per Share	$0.46	$0.45	2.2%
End of Period Common Shares Outstanding (000,000)	5,195	5,423	-4.2%
Debt Ratio3	46.6%	45.6%	100 BP
Total Employees	246,730	243,340	1.4%

1	Consumer wireline broadband connections include DSL lines, U-verse High Speed Internet access and satellite broadband.
2 Includes consumer U-verse Voice over Internet Protocol connections of 4,120 as of Match 31, 2014.
3	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
Note: For the end of 1Q14, total switched access lines were 23,582, retail business switched access lines totaled 10,088, and wholesale, national mass markets and coin switched access lines totaled 1,839.

Financial Data

AT&T Inc.
Non-GAAP Wireless Reconciliation
Wireless Segment EBITDA
Dollars in millions
Unaudited
	Three Months Ended
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14

Segment Operating Revenues
Service	$15,062	$15,370	$15,460	$15,660	$15,387
Equipment	1,629	1,921	2,020	2,777	2,479
Total Segment Operating Revenues	$16,691	$17,291	$17,480	$18,437	$17,866

Segment Operating Expenses
Operations and support	10,180	10,770	10,982	12,576	10,882
Depreciation and amortization	1,835	1,843	1,875	1,915	1,931
Total Segment Operating Expenses	12,015	12,613	12,857	14,491	12,813
Segment Operating Income	4,676	4,678	4,623	3,946	5,053
Segment Operating Income Margin	28.0%	27.1%	26.4%	21.4%	28.3%

Plus: Depreciation and amortization	1,835	1,843	1,875	1,915	1,931
EBITDA1	$6,511	$6,521	$6,498	$5,861	$6,984
EBITDA as a % of Service Revenues2	43.2%	42.4%	42.0%	37.4%	45.4%

1EBITDA is defined as Operating Income Before Depreciation and Amortization. 2Service revenues include Wireless data, voice, text and other service revenues.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Adjusted Diluted EPS
Unaudited

	Three Months Ended
	March 31,
	2013	2014

Reported Diluted EPS	$0.67	$0.70
Adjustments:
Income Tax Settlement	(0.03)	-
Leap Transaction-related Costs	-	0.01
Adjusted Diluted EPS	$0.64	$0.71

Year-over-year growth - Adjusted		10.9%

Weighted Average Common Shares Outstanding
with Dilution (000,000)	5,530	5,238

Adjusted Diluted EPS is a non-GAAP financial measure calculated by excluding from operating revenues, operating expenses and equity in net income of affiliates certain significant items that are non-operational or non-recurring in nature, including dispositions. Management believes that this measure provides relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculation of Adjusted Diluted EPS, as presented, may differ from similarly titled measures reported by other companies.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Free Cash Flow
Dollars in millions
Unaudited
	Three Months Ended
	March 31,
	2013	2014

Net cash provided by operating activities	$8,199	$8,799

Less: Construction and capital expenditures	(4,318)	(5,771)

Free Cash Flow	$3,881	$3,028

Free Cash Flow after Dividends
Dollars in millions
Unaudited
	Three Months Ended
	March 31,
	2013	2014

Net cash provided by operating activities	$8,199	$8,799

Less: Construction and capital expenditures	(4,318)	(5,771)

Free Cash Flow	3,881	3,028

Less: Dividends paid	(2,502)	(2,398)

Free Cash Flow after Dividends	$1,379	$630

Free cash flow includes reimbursements of certain postretirement benefits paid.

Free cash flow is defined as cash from operations minus construction and capital expenditures. Free cash flow after dividends is defined as cash from operations minus construction, capital expenditures and dividends. We believe these metrics provide useful information to our investors because management regularly reviews free cash flow as an important indicator of how much cash is generated by normal business operations, including capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Annualized Net-Debt-to-Adjusted-EBITDA Ratio
Dollars in millions
Unaudited

	3/31/14	2014 YTD

Operating Revenues	$32,476	$32,476
Operating Expenses	26,198	26,198
Total Operating Income	6,278	6,278
Add back Depreciation and Amortization	4,617	4,617
Consolidated Reported EBITDA	10,895	10,895
Add Back:
Leap Transaction-related Cost1	81	81
Total Consolidated Adjusted EBITDA	10,976	10,976
Annualized Consolidated Adjusted EBITDA	$43,904	$43,904
End-of-period current debt		8,301
End-of-period long-term debt		71,575
Total End-of-Period Debt		79,876
Less Cash and Cash Equivalents		3,611
Net Debt Balance		$76,265

Annualized Net-Debt-to-Adjusted-EBITDA Ratio		1.74

1 Adjustments include Operations and Support expenses included in Leap Transaction-related Costs.

Net-Debt-to-EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies. Management believes these measures provide relevant and useful information to investors and other users of our financial data. Net debt is calculated by subtracting cash and cash equivalents from the sum of debt maturing within one year and long-term debt. The Net-Debt-to-EBITDA ratio is calculated by dividing the Net Debt by annualized EBITDA. Annualized EBITDA is calculated by annualizing the year-to-date EBITDA.

Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies.